Stone Ridge Reinsurance
Risk Premium Fund

Stone Ridge High Yield
Reinsurance Risk Premium Fund

Supplement
to
Prospectus
dated
January 24, 2013

Each of Stone Ridge Reinsurance Risk Premium Fund and Stone Ridge High Yield Reinsurance Risk Premium Fund reached its Initial Cap (as defined in the Prospectus).  Each Fund is closed to new investors effective February 6, 2013.  The close is a “hard close.” Only the reinvestment of dividends will be permitted until further notice.

Each Fund may re-open to new investors and subsequently close again to new investors at anytime in the future at the discretion of Stone Ridge Asset Management LLC, irrespective of the Initial Cap amounts.  Any such opening and closing of the Funds will be disclosed to investors via a supplement to the Prospectus.

February 6, 2013